UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2005

STREICHER MOBILE FUELING, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 W. Cypress Creek Rd., Suite 580	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 308-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 7, 2005, Streicher Mobile Fueling, Inc. (the "Company") entered into an agreement (the “Agreement”) with H&W Petroleum Co., Inc., a Texas corporation (“H&W”), Eugene Wayne Wetzel, Mary Kay Wetzel, Sharon Harkrider, William M. Harkrider II, W. M. Harkrider Testamentary Trust, Harkrider Distributing Company, Inc., a Texas corporation (“Harkrider”) and W & H Interests (collectively, the “Shareholders”) to acquire all of the outstanding shares of H&W. H&W is engaged in the marketing and distribution of lubricants, fuels and petroleum products in Texas. H&W has agreed to purchase, immediately prior to the acquisition by the Company, the operating assets of Harkrider, a Houston-based company that is engaged in the marketing and distribution of dry cleaning solvents, chemical and petroleum products (together with the acquisition of the shares of H&W, the “Acquisition”). The purchase price will be approximately $6.3 million which is based on a multiple of 4.5 times a projected annualized EBITDA (earnings before interest, taxes, depreciation and amortization - a non-GAAP financial measure) of approximately $1.4 million. The purchase price will be paid by a combination of cash, the assumption of specified liabilities and the issuance of two year 10% promissory notes, which are subject to an earn out provision based on the performance of the combined H&W and Harkrider business after the acquisition. The price paid for H&W may also be adjusted by working capital and other closing adjustments, including the effect of H&W’s purchase of a limited amount of Harkrider inventory. A copy of the Agreement and form of the Company’s promissory note to the Shareholders are attached hereto as Exhibits 2.1 and 10.1 and incorporated by reference herein.

On September 1, 2005, in contemplation of the proposed Acquisition , the Company issued $3.0 million in five-year 10% redeemable promissory notes ( the “Notes”) to a small group of institutions and other accredited lenders. Installment payments of six (6) equal semi-annual principal payments of ten percent (10%) of the principal amount of the Notes will commence on August 31, 2007 and continue on February 28 and August 31 of each year thereafter, with the remaining balance of forty percent (40%), a $1.2 million balloon payment, due at maturity on August 31, 2010. The amounts due under the Notes will become due and payable immediately upon the occurrence of customary events of default. The Notes are redeemable by the Company, in whole or in part, by payment of a percentage of the principal amount of the Note, together with accrued but unpaid interest, if any, as follows: September 1, 2005 - August 31, 2006, 102%; September 1, 2006 - August 31, 2007, 101%; and September 1, 2007 - August 31, 2010, 100%. The funding provided by the Notes will be used for the Acquisition, develop its operations and for other general working capital purposes.

The Notes will be secured by a first priority security interest in specified physical assets to be owned by the Company or a wholly owned subsidiary of the Company upon closing of the Acquisition to the extent that the assets are not subject to the first priority security interest on the Company’s assets held by its primary lender.

The Company also issued 360,000 four-year warrants to purchase shares of common stock at $2.28 per share (the “Warrants”) to the purchasers of the Notes and to Philadelphia Brokerage Corporation, the Company’s placement agent for the transaction. Copies of the Note Purchase Agreement, and the form of the Notes and the Warrants are attached hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated by reference herein.

In connection with the issuance of the Notes, the Company will enter into an Indenture and a Security Agreement with an indenture trustee to act as trustee for payment of the Notes, the forms of which are attached hereto as Exhibits 10.5 and 10.6 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

On September 1, 2005, the Company issued $3.0 million in five year 10% redeemable promissory notes (the “Notes”) to institutions and other accredited investors and also issued 360,000 four year warrants to purchase shares of common stock at $2.28 per share (the “Warrants”). See Item 1.01, which is incorporated by reference herein. The offer and sale of the Notes, the Warrants and the underlying shares of the Company’s common stock into which the Warrants are convertible were exempt from registration under the Securities Act of 1933 (the ”Act”) as a private offering to “accredited investors” under Sections 4(2) and 4(6) of the Act and Rules 505 and 506 of Regulation D thereunder. Philadelphia Brokerage Corporation acted as placement agent for the offering and received a cash commission of $120,000 and 60,000 Warrants. The placement agent’s Warrants have the same terms as the Warrants issued to the investors in the offering.

Item 7.01 Regulation FD Disclosure

On September 8, 2005, the Company issued a press release announcing the agreement to acquire H&W and the operating assets of Harkrider, and the private offering described in Items 1.01 and 3.02 of this Report. The Company hereby incorporates by reference into this Item 7.01 the information set forth in that press release, a copy of which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange of 1934, as amended, and will not be incorporated by reference into any filing by the Company under such Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

2.1
Stock Purchase Agreement by and among Streicher Mobile Fueling, Inc., H&W Petroleum Co., Inc., Eugene Wayne Wetzel, Mary Kay Wetzel, Sharon Harkrider, William M. Harkrider II, W. M. Harkrider Testamentary Trust, Harkrider Distributing Company, Inc. and W & H Interests dated September 7, 2005.

10.1	Form of Note for Stock Purchase Agreement in Exhibit 2.1.

10.2	Form of Note Purchase Agreement dated September 1, 2005.

10.3	Form of 10% Promissory Note dated September 1, 2005.

10.4	Form of Investor Warrant dated September 1, 2005.

10.5	Form of Indenture Agreement.

10.6	Form of Security Agreement.

99.1	Press Release dated September 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2005	STREICHER MOBILE FUELING, INC.

	By:	/s/ Richard E. Gathright
Richard E. Gathright, President